UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2009
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27264 (Commission File Number)	33-0687976 (IRS Employer Identification No.)
750 Battery Street, Suite 330
San Francisco, CA 94111
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
N/A
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 12, 2009, VIA Pharmaceuticals, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Loan Agreement”) with Bay City Capital Fund IV, L.P. and its affiliate, Bay City Capital Fund IV Co-Investment Fund, L.P. (collectively, the “Investors”), pursuant to which the Investors agreed to lend to the Company in the aggregate up to $10,000,000, pursuant to the terms of promissory notes (collectively, the “Notes”) delivered under the Loan Agreement (the “Loan Transaction”). On March 12, 2009, the Company borrowed an initial amount of $2,000,000. Subject to the Investors’ approval, the Company may borrow in the aggregate up to an additional $8,000,000 at subsequent closings pursuant to the terms of the Loan Agreement and Notes.
     The Notes are secured by a first priority lien on all of the assets of the Company. Amounts borrowed under the Notes accrue interest at the rate of fifteen percent (15%) per annum, which increases to eighteen percent (18%) per annum following an event of default. Unless earlier paid in accordance with the terms of the Notes, all unpaid principal and accrued interest shall become fully due and payable on the earliest to occur of (i) September 14, 2009, (ii) the closing of a debt, equity or combined debt/equity financing resulting in gross proceeds or available credit to the Company of not less than $20,000,000 (a “Financing”), and (iii) the closing of a transaction in which the Company sells, conveys, licenses or otherwise disposes of a majority of its assets or is acquired by way of a merger, consolidation, reorganization or other transaction or series of transactions pursuant to which stockholders of the Company prior to such acquisition own less than fifty percent (50%) of the voting interests in the surviving or resulting entity.
     The foregoing descriptions of the Loan Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the documents, which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.
     Pursuant to the Loan Agreement, the Company issued to the Investors Warrants (the “Warrants”) to purchase an aggregate of 83,333,333 shares (the “Warrant Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, at $0.12 per share. The number of Warrant Shares is equal to the $10,000,000 maximum aggregate principal amount that may be borrowed under the Loan Agreement, divided by the $0.12 per share exercise price of the Warrants. As set forth in the Warrants, the Warrant Shares vest based on the amount of borrowings under the Notes and the passage of time. Based on the $2,000,000 borrowing at the initial closing, 8,333,333 Warrant Shares vested immediately on the date of grant and 8,333,333 will vest 45 days after March 12, 2009 if certain conditions are met as provided for in the Warrants. At each subsequent closing, the Warrants will vest with respect to additional shares in proportion to the additional amount borrowed by the Company at the same coverage ratio as the initial closing and at the same vesting schedule, such that one-half of such additional shares will vest on the date of the subsequent closing and the remaining one-half of such shares will vest 45 days after such closing if certain conditions are met as provided for in the Warrants. The Warrant Shares, to the extent they are vested and exercisable, are exercisable at any time until 5:00 p.m. (Pacific Time) on March 12, 2014, upon the surrender to the Company of the properly endorsed Warrant Shares, as specified in the Warrants.
     The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants, which are attached hereto as Exhibit 4.1 and Exhibit 4.2 to this report and are incorporated herein by reference.
     In connection with the Loan Transaction and the Warrants, on March 12, 2009, the Company also entered into a Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors and certain stockholders of the Company (the Investors and certain stockholders collectively, the “Stockholders”), pursuant to which the Company has granted certain demand, shelf and “piggyback” registration rights to such Stockholders to register their shares of Common Stock (including the Warrant Shares) with the Securities and Exchange Commission (the “SEC”) so that such shares become freely tradeable without restriction under the Securities Act of 1933, as amended (the “Securities Act”).
     The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.3 to this report and is incorporated herein by reference.

     The Investors owned in the aggregate approximately 49% of the Company’s Common Stock immediately prior to the Loan Transaction. Fred B. Craves, Ph.D., a member of the Company’s Board of Directors, is the founder, chairman, and a manager of Bay City Capital LLC, the beneficial owner of the shares held by the Investors. Dr. Craves also owns 22.0588% of the membership interests in Bay City Capital LLC. Douglass Given, the chairman of the Company’s Board of Directors is an investment partner of Bay City Capital LLC.
     The Loan Transaction was approved by the Company’s Board of Directors on March 10, 2009 following the unanimous recommendation of a special committee comprised of three disinterested independent members of the Company’s Board of Directors.
     The Loan Agreement, the Notes, the Warrants and the Registration Rights Agreement (collectively, the “Filed Agreements”) have been filed as exhibits to this Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Filed Agreements were made only for purpose of the Filed Agreements and as of specific dates, were solely for the benefit of the parties to the Filed Agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Filed Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Filed Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders (other than the Investor who is a party to the Filed Agreements) are not third-party beneficiaries under the Filed Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Filed Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosures set forth under Item 1.01 relating to the Loan Agreement and the Notes are hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure set forth under Item 1.01 relating to the Warrants is hereby incorporated by reference into this Item 3.02. The Warrants issued to the Investors were offered and issued pursuant to a private placement in reliance upon the exemption from registration pursuant to Rule 506 under the Securities Act. Each Investor represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that such Investor is acquiring the securities for investment purposes for such Investor’s own account and not with a view toward distribution of the securities. The Company advised the Investors that the Warrants and the securities underlying the Warrants have not been registered under the Securities Act and may not be sold unless they are registered under the Securities Act or sold pursuant to a valid exemption from registration under the Securities Act. The Warrants issued to the Investors contain legends that the Warrants have not been registered under the Securities Act and states the restrictions on transfer and resale as described above. Additionally, the Company did not engage in any general solicitation or advertisement in connection with the issuance of the Warrants.
Item 8.01. Other Events.
     The press release issued by the Company on March 12, 2009 announcing the Loan Transaction is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
     The information contained in Item 8.01 of this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No	Description
4.1	Warrant to Purchase Common Stock of VIA Pharmaceuticals, Inc. issued to Bay City Capital Fund IV, L.P., dated March 12, 2009
4.2	Warrant to Purchase Common Stock of VIA Pharmaceuticals, Inc. issued to Bay City Capital Fund IV Co-Investment Fund, L.P., dated March 12, 2009
4.3	Second Amended and Restated Registration Rights Agreement, dated as of March 12, 2009, by and among VIA Pharmaceuticals, Inc. and the parties named therein
10.1	Note and Warrant Purchase Agreement, dated as of March 12, 2009, by and among VIA Pharmaceuticals, Inc., Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P.
10.2	Promissory Note, dated as of March 12, 2009, by VIA Pharmaceuticals, Inc. and payable to Bay City Capital Fund IV, L.P.
10.3	Promissory Note, dated as of March 12, 2009, by VIA Pharmaceuticals, Inc. and payable to Bay City Capital Fund IV Co-Investment Fund, L.P.
99.1	Press Release dated March 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: March 12, 2009	By:	/s/ James G. Stewart
James G. Stewart
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No	Description
4.1	Warrant to Purchase Common Stock of VIA Pharmaceuticals, Inc. issued to Bay City Capital Fund IV, L.P., dated March 12, 2009
4.2	Warrant to Purchase Common Stock of VIA Pharmaceuticals, Inc. issued to Bay City Capital Fund IV Co-Investment Fund, L.P., dated March 12, 2009
4.3	Second Amended and Restated Registration Rights Agreement, dated as of March 12, 2009, by and among VIA Pharmaceuticals, Inc. and the parties named therein
10.1	Note and Warrant Purchase Agreement, dated as of March 12, 2009, by and among VIA Pharmaceuticals, Inc., Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P.
10.2	Promissory Note, dated as of March 12, 2009, by VIA Pharmaceuticals, Inc. and payable to Bay City Capital Fund IV, L.P.
10.3	Promissory Note, dated as of March 12, 2009, by VIA Pharmaceuticals, Inc. and payable to Bay City Capital Fund IV Co-Investment Fund, L.P.
99.1	Press Release dated March 12, 2009